Exhibit 99.1

Builders FirstSource Completes Combination with BMC Stock Holdings

Creates the Nation’s Premier Supplier of Building Materials and Services

January 4, 2021 (Dallas, TX and Raleigh, NC) – Builders FirstSource, Inc. (Nasdaq: BLDR) (“Builders FirstSource” or the “combined Company”) and BMC Stock Holdings, Inc. (“BMC”), today announced the completion of their all-stock merger transaction.

The close of the merger creates the nation’s premier supplier of building materials and services, with combined sales of approximately $11.7 billion as of the twelve months ended September 30, 2020. The combined Company will operate a leading network of approximately 550 distribution and manufacturing locations, with a presence in 40 states, including 44 of the top 50 metropolitan statistical areas, covering most of the nation’s fastest growing regions.

Under the terms of the previously announced merger agreement, BMC shareholders received a fixed exchange ratio of 1.3125 shares of Builders FirstSource common stock for each share of BMC common stock held immediately prior to the effective time of the merger. The pre-closing Builders FirstSource shares remain outstanding and currently represent approximately 57% of the combined Company’s shares outstanding. The combined Company will operate under the name Builders FirstSource, Inc., and its shares will continue to trade on the NASDAQ under the symbol “BLDR”. As a result of the completion of the merger, the common stock of BMC has been delisted for trading on the NASDAQ.

Chad Crow, Chief Executive Officer of Builders FirstSource, commented, “We are extremely excited to move forward as one company that is even better positioned to offer enhanced value for shareholders, customers, and team members. Uniting our complementary assets and leveraging our combined geographic presence provides us with an expanded base to deliver our best-in-class solutions as the residential recovery continues. Looking ahead, I am confident that Dave Flitman will do an outstanding job leading our combined Company to build upon our proven track record of innovation, financial discipline, and superior execution. I look forward to working closely with our team to ensure a seamless transition as we enter the next chapter of our remarkable growth story.”

“The completion of this merger represents a transformational milestone for our customers and an exceptional platform to accelerate the growth of our value-added solutions,” added Dave Flitman, the former Chief Executive Officer of BMC, who will succeed Mr. Crow as the CEO of Builders FirstSource, Inc. “During the past several months, we have made significant strides in laying the foundation for a successful integration. Our combined leadership team will blend the best of both of these great companies and do an excellent job of leading our approximately 26,000 team members. I am humbled by, and grateful for, the opportunity to lead our new Company into this next phase and strongly believe we have the right talent, experience, and strategies in place to create the most exciting growth platform in our industry.”

As previously announced, beginning April 1, 2021, Mr. Flitman will become Chief Executive Officer of Builders FirstSource, and Mr. Crow will retire and remain available on a consulting basis to support the integration and to ensure an orderly transition.

About Builders FirstSource

Headquartered in Dallas, Texas, Builders FirstSource is the largest U.S. supplier of building products, prefabricated components, and value-added services to the professional market segment for new residential construction and repair and remodeling. We provide customers an integrated homebuilding solution, offering manufacturing, supply, delivery and installation of a full range of structural and related building products. We operate in 40 states with approximately 550 locations and have a market presence in 44 of the top 50 Metropolitan Statistical Areas, providing geographic diversity and balanced end market exposure. We service customers from strategically located distribution and manufacturing facilities (certain of which are co-located) that produce value-added products such as roof and floor trusses, wall panels, stairs, vinyl windows, custom millwork and pre-hung doors. Builders FirstSource also distributes dimensional lumber and lumber sheet goods, millwork, windows, interior and exterior doors, and other building products. For more information about Builders FirstSource, visit our website at www.bldr.com.

Cautionary Notice Regarding Forward-Looking Statements

This communication, in addition to historical information, contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995) regarding, among other things, future events or the future financial performance of Builders FirstSource, Inc. (“Builders FirstSource”). Words such as “may,” “will,” “should,” “plans,” “estimates,” “predicts,” “potential,” “anticipate,” “expect,” “project,” “intend,” “believe,” or the negative of these terms, and words and terms of similar substance used in connection with any discussion of future plans, actions or events identify forward-looking statements. Any forward-looking statements involve risks and uncertainties that are difficult to predict or quantify, and such risks and uncertainties could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including risks or uncertainties related to the novel coronavirus disease 2019 (also known as “COVID-19”) pandemic and its effect on the business operations of Builders FirstSource and on local, national, and global economies, the growth strategies of Builders FirstSource, fluctuations of commodity prices and prices of the products of Builders FirstSource as a result of national and international economic and other conditions, or the significant dependence of Builders FirstSource’s revenues and operating results on, among other things, the state of the homebuilding industry and repair and remodeling activity, lumber prices and the economy. Builders FirstSource may not succeed in addressing these and other risks or uncertainties.

Forward-looking statements are based on information currently available to Builders FirstSource and involve estimates, expectations, and projections. Investors are cautioned that all such forward-looking statements are subject to risks and uncertainties, and important factors could cause actual events or results to differ materially from those indicated by such forward-looking statements. With respect to the recently completed business combination between Builders FirstSource and BMC, these factors could include, but are not limited to: the risk that the businesses will not be integrated successfully; the risk that the cost savings, synergies, and growth from the business combination may not be fully realized or may take longer to realize than expected; the risk that Builders FirstSource will be unable to realize the expected benefits of the proposed business combination; the ability of Builders FirstSource to attract new customers and retain existing customers in the manner anticipated or at all; and the ability of Builders FirstSource to attract and retain key personnel. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of the forward-looking statements contained herein. Other unknown or unpredictable factors could also have material adverse effects on Builders FirstSource’s future results.

Additional information concerning other risk factors pertaining to Builders FirstSource is also contained in its most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other information filed with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond Builders FirstSource’s ability to control or predict. Because of these risks and uncertainties, you should not place undue reliance on these forward-looking statements. Furthermore, Builders FirstSource does not undertake any obligation to update publicly or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this communication.

Contacts

Builders FirstSource Investors:

Michael Neese and Binit Sanghvi

Investor Relations

214-765-3804

Builders FirstSource Media:

ICR

Phil Denning and Dan McDermott

646-277-1258

BLDRPR@icrinc.com

Source: Builders FirstSource, Inc.